UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2011

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas		66251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On November 9, 2011, Sprint Nextel Corporation (the “Company”) issued and sold $1 billion aggregate principal amount of 11.500% notes due 2021 (the “2021 Notes”) and $3 billion aggregate principal amount of 9.000% guaranteed notes due 2018 (the “2018 Guaranteed Notes” and, together with the 2021 Notes, the “Notes”). The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”). The initial purchasers then resold the Notes pursuant to exemptions from registration under the Securities Act, including Rule 144A and Regulation S. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the issuance and sale of the Notes.

The Notes are payable semi-annually in arrears on November 15 and May 15 of each year, beginning on May 15, 2012. The Notes are governed by the Indenture dated November 20, 2006. In addition, the 2021 Notes are governed by the First Supplemental Indenture (the “First Supplemental Indenture”), dated November 9, 2011, between the Company and the Bank of New York Mellon Trust Company, N.A. (the “Trustee”) and the 2018 Guaranteed Notes are governed by the Second Supplemental Indenture, dated November 9, 2011, among the Company, the subsidiary guarantors and the Trustee (the “Second Supplemental Indenture,” and together with the First Supplemental Indenture, the “Supplemental Indentures”). The Supplemental Indentures provide for customary events of default, including nonpayment and failure to comply with covenants or other agreements. If any event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the outstanding Notes of that series may declare all amounts under such Notes to be due and payable immediately.

The Supplemental Indentures contain covenants that limit the Company’s ability to sell all or substantially all of its assets or to merge or consolidate with or into other companies and that provide that the Company and certain of its subsidiaries’ may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors. In addition, if a change of control (as that term is defined in the Supplemental Indentures) occurs prior to the Company being rated “investment grade” by the applicable rating agencies, the holders of Notes will have the right, subject to certain conditions, to require the Company to repurchase their Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, as of the date of repurchase. Additionally, the Second Supplemental Indenture provides, for the benefit of the holders of the 2018 Guaranteed Notes, that the Company will be limited in its ability to issue secured debt, and that the Subsidiaries of the Company who guarantee the 2018 Guaranteed Notes will be limited in their ability to issue debt and to guarantee debt of the Company.

The 2021 Notes will mature on November 15, 2021 and the 2018 Guaranteed Notes will mature on November 15, 2018. The Company, at its option, may redeem either issue of the Notes at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable treasury rate plus 50 basis points. The Company will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

2021 Notes

The Company agreed, pursuant to a registration rights agreement with the initial purchasers of the 2021 Notes (the “Registration Rights Agreement”), to file an exchange offer registration statement with respect to an offer to exchange the 2021 Notes for a new issue of identical exchange notes registered under the Securities Act. The Company agreed to use its reasonable best efforts to cause the exchange offer to be completed within 315 days after the closing date of the offering. In certain circumstances, the Company may be required to file a shelf registration statement to cover resales of the 2021 Notes. If the Company does not comply with certain covenants set forth in the Registration Rights Agreement, it must pay additional interest to holders of the 2021 Notes.

2018 Guaranteed Notes

The 2018 Guaranteed Notes are guaranteed by the company’s wholly-owned subsidiaries that guarantee its existing credit agreements. A note guarantee by a subsidiary guarantor may be automatically and unconditionally released and discharged in certain situations, including, any sale, exchange or transfer of all the capital stock of such guarantor after which the applicable subsidiary guarantor is no longer a subsidiary of the Company or a sale of all or substantially all of the assets of such subsidiary guarantor.

The descriptions set forth above are qualified in their entirety by the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Registration Rights Agreement filed as exhibits hereto.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 8.01. Other Matters

On November 9, 2011, the Company issued a press release announcing the closing of its private placement of the Notes, a copy of which is attached hereto as Exhibit 99.1 and hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

4.1	Indenture, dated November 20, 2006, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated November 9, 2011, between Sprint Nextel Corporation and the Bank of New York Mellon Trust Company, N.A.

4.3	Second Supplemental Indenture, dated November 9, 2011, among Sprint Nextel Corporation, the Subsidiary Guarantors and the Bank of New York Mellon Trust Company, N.A.

4.4	Registration Rights Agreement, dated November 9, 2011, among Sprint Nextel Corporation and J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets, Inc., Goldman, Sachs & Co., Scotia Capital (USA) Inc., Wells Fargo Securities, LLC and the Williams Capital Group, L.P.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: November 9, 2011		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated November 20, 2006, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated November 9, 2011, between Sprint Nextel Corporation and the Bank of New York Mellon Trust Company, N.A.

4.3	Second Supplemental Indenture, dated November 9, 2011, among Sprint Nextel Corporation, the Subsidiary Guarantors and the Bank of New York Mellon Trust Company, N.A.

4.4	Registration Rights Agreement, dated November 9, 2011, among Sprint Nextel Corporation and J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets, Inc., Goldman, Sachs & Co., Scotia Capital (USA) Inc., Wells Fargo Securities, LLC and the Williams Capital Group, L.P.

99.1	Press Release